UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2005

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware
State or Other Jurisdiction of Incorporation

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

1338 Plantation Road
Roanoke, Virginia 24012
(Address of Principal Executive Offices) (Zip Code)

(540) 345-3195
(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c) )

Form 8-K

Item 2.02.              Results of Operations and Financial Condition

Attached as Exhibit 99.1 and incorporated herein by this reference is a press release of Western Sizzlin Corporation dated May 16, 2005 describing the Company’s financial results for the three months ended March 31, 2005.

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits.

99.1  Press Release dated May 16, 2005 disclosing the Company’s financial results for the three months ended March 31, 2005.

The foregoing information, including Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: May 16, 2005	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer

Exhibit Index

Description

Exhibit No. 99.1                     Western Sizzlin Corporation Press Release dated May 16, 2005.